UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 9, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                               41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS

         Minnesota Corn Processors, LLC announced on Friday, November 9, 2001, its projected earnings for the year-end December 31, 2001.

         A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release dated November 9, 2001 announcing the Company's projected earnings for the year-end December 31, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  MINNESOTA CORN PROCESSORS, LLC





Dated: November 9, 2001

                                                  By /s/ Daniel H. Stacken
                                                     ---------------------------
                                                     Daniel H. Stacken
                                                     Vice President and Chief
                                                     Financial Officer


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